SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 4, 2004

WESTERN WIRELESS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Washington	000-28160	91-1638901

(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3650 131st Avenue S.E. Bellevue, Washington	98006

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (425) 586-8700

(Former Name or Former Address, if Changes Since Last Report)

ITEM 7. Exhibits
ITEM 12. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT 99.1

ITEM 7. Exhibits

99.1	Press Release dated August 4, 2004.

ITEM 12. Results of Operations and Financial Condition

     On August 4, 2004, Western Wireless Corporation issued a press release, a copy of which is attached as Exhibit 99.1 hereto, announcing, among other things, its financial results for the second quarter of 2004.

     The information furnished under Item 12 of this Current Report on Form 8-K, including the exhibit attached as Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference to such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN WIRELESS CORPORATION (Registrant)
Date: August 4, 2004	By:	/s/ Jeffrey A. Christianson
Jeffrey A. Christianson
Senior Vice President and General Counsel